Exhibit 10.1

Execution Version

FIRST AMENDMENT

TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

dated as of

August 25, 2014

among

GENESIS ENERGY, L.P.,

as the Borrower

and

The Lenders Party Hereto

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Administrative Agent and Issuing Bank,

BANK OF AMERICA, N.A. AND BANK OF MONTREAL,

as Co-Syndication Agents,

and

U.S. BANK NATIONAL ASSOCIATION,

as Documentation Agent

FIRST AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “First Amendment”) dated as of August 25, 2014, is by and among GENESIS ENERGY, L.P., a Delaware limited partnership (the “Borrower”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (the “Lenders”) and the Lenders.

R E C I T A L S

A. The Borrower, the Lenders, the Administrative Agent and the other agents referred to therein are parties to that certain Fourth Amended and Restated Credit Agreement dated as of June 30, 2014 (as further amended from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain Loans and provided certain Committed Amounts (subject to the terms and conditions thereof) to the Borrower.

B. The Borrower wishes, and the Lenders signatory hereto and the Administrative Agent are willing, to amend the Credit Agreement as more fully described herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all article, schedule, exhibit and section references in this First Amendment refer to articles and sections of the Credit Agreement.

Section 2. Amendments to Credit Agreement.

2.1 Amendments to Section 1.01(Defined Terms).

(a) Subsection (ii) of the “Notwithstanding” clause set forth in the definition of “Adjusted Consolidated EBITDA” hereby is amended and restated in its entirety as follows:

(ii) the aggregate amount of all Material Project EBITDA Adjustments for any Test Period shall be limited to 15% of the total actual Adjusted Consolidated EBITDA for such Test Period (which total actual Adjusted Consolidated EBITDA shall be determined without including any Material Project EBITDA Adjustments); provided that, unless the Commencement Date for an Exempted Joint Venture shall have occurred, such 15% limit shall increase to 20% for the Test Periods ending September 30, 2014, December 31, 2014 and March 31, 2015, and for all periods thereafter such limit shall be 15%; provided further that the 15% limit or 20% limit, as applicable, shall automatically increase to 30% for the time period commencing with the Commencement Date for an Exempted Joint Venture and continuing through and until the third full fiscal quarter following the Commercial Operation Date for such Exempted Joint Venture, and for all periods thereafter such limit shall be 15%.

(b) The definition of “Consolidated Interest Coverage Ratio” hereby is amended and restated in its entirety as follows:

“Consolidated Interest Coverage Ratio” means, on any date of determination, the ratio of (a) Adjusted Consolidated EBITDA for the Test Period then most recently ended to (b) Consolidated Interest Expense for such Test Period.

(c) The definition of “Consolidated Leverage Ratio” hereby is amended and restated in its entirety as follows:

“Consolidated Leverage Ratio” means, on any date of determination, the ratio of (a) Consolidated Total Funded Debt on the last day of the Test Period then ended to (b) Adjusted Consolidated EBITDA for the Test Period then most recently ended; provided that solely for the purpose of the definition of Applicable Margin, Adjusted Consolidated EBITDA as used in clause (b) hereof will be calculated without giving effect to clause (a) of the first proviso set forth in the definition of Adjusted Consolidated EBITDA.

(d) The definition of “Consolidated Senior Secured Leverage Ratio” hereby is amended and restated in its entirety as follows:

“Consolidated Senior Secured Leverage Ratio” means, on any date of determination, the ratio of (a) Consolidated Total Senior Secured Funded Debt on the last day of the Test Period then ended to (b) Adjusted Consolidated EBITDA for the Test Period then most recently ended.

(e) The definition of “Consolidated Total Funded Debt” hereby is amended and restated in its entirety as follows:

“Consolidated Total Funded Debt” means, at any date of determination, an amount equal to (a) the sum of (without duplication) (i) all Indebtedness and Disqualified Equity of the Borrower and its Subsidiaries (on a consolidated basis) as would be required to be reflected as debt or Capital Lease Obligations on the liability side of a consolidated balance sheet of the Borrower and its Subsidiaries in accordance with GAAP, (ii) all Indebtedness of the Borrower and its Subsidiaries of the type described in clauses (b) (excluding undrawn amounts in respect of letters of credit) and (g) of the definition of Indebtedness, and (iii) all Guarantees of the Borrower and its Subsidiaries in respect of Indebtedness of any third Person of the type referred to in preceding clauses (i) and (ii), minus (b) to the extent included in clause (a) above, any such Indebtedness or Guarantees of any Unrestricted Subsidiaries, minus (c) to the extent included in clause (a) above, outstanding Inventory Financing Sublimit Borrowings; provided, that for purposes of this clause (c), the outstanding Inventory Financing Sublimit Borrowings on the last day of each month (including for purposes of delivery of any certificates pursuant to Section 5.01(c)) shall be deemed to have been reduced by the Inventory Sublimit Prepayment Amount of a prepayment required to be made in the immediately succeeding calendar month pursuant to Section 2.11(e).

(f) The definition of “Consolidated Total Senior Secured Debt” hereby is deleted in its entirety and replaced with the following:

“Consolidated Total Senior Secured Funded Debt” means, at any date of determination, all Consolidated Total Funded Debt that is secured by a Lien on any assets or Property of the Borrower or any of its Restricted Subsidiaries.

(g) The following definition hereby is added to Section 1.01 of the Credit Agreement where alphabetically appropriate:

“Permitted Acquisition Period” means the time period commencing with the fiscal quarter in which a Material Acquisition that is a Permitted Acquisition is consummated and ending three full fiscal quarters of the Borrower after the fiscal quarter in which such Material Acquisition that is a Permitted Acquisition is consummated.

2.2 Amendments to Section 6.14 (Financial Condition Covenants).

(a) Section 6.14(a) hereby is amended and restated in its entirety to read as follows:

(a) Leverage Ratio. The Borrower will not permit its Consolidated Leverage Ratio to be in excess of 5.00 to 1.00 as at the last day of each Test Period; provided that the Consolidated Leverage Ratio as at the last day of each Test Period ending during a Permitted Acquisition Period shall not exceed 5.50 to 1.00.

(b) Section 6.14(b) hereby is amended and restated in its entirety to read as follows:

(b) Senior Secured Leverage Ratio. The Borrower will not permit its Consolidated Senior Secured Leverage Ratio to be in excess of 3.75 to 1.00 as at the last day of each Test Period; provided that the Consolidated Senior Secured Leverage Ratio as at the last day of each Test Period during a Permitted Acquisition Period shall not exceed 4.25 to 1.00.

(c) Section 6.14(c) hereby is amended and restated in its entirety to read as follows:

(c) Minimum Interest Coverage. The Borrower will not permit its Consolidated Interest Coverage Ratio to be less than 3.00 to 1.00 as at the last day of each Test Period; provided that the Consolidated Interest Coverage Ratio as at the last day of each Test Period during a Permitted Acquisition Period shall not be less than 2.75 to 1.00.

2.3 Amendment to Exhibit I (Form of Compliance Certificate). Exhibit I of the Credit Agreement hereby is deleted in its entirety and replaced with the Exhibit I attached hereto as Exhibit 2.3.

Section 3. Conditions Precedent. This First Amendment shall not become effective until the date (the “First Amendment Effective Date”) on which each of the following conditions is satisfied (or waived in accordance with Section 9.02 of the Credit Agreement):

3.1 Counterparts. The Administrative Agent shall have received from the Required Lenders and the Borrower, executed counterparts (in such number as may be requested by the Administrative Agent) of this First Amendment.

3.2 Fees. The Administrative Agent, the Arrangers and the Lenders shall have received all fees and other amounts due and payable on or prior to the First Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out of pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.

The Administrative Agent shall notify the Borrower and the Lenders of the First Amendment Effective Date, and such notice shall be conclusive and binding.

Section 4. Miscellaneous.

4.1 Confirmation. The provisions of the Loan Documents, as amended by this First Amendment, shall remain in full force and effect in accordance with their terms following the effectiveness of this First Amendment.

4.2 Ratification and Affirmation; Representations and Warranties. Each of the undersigned does hereby adopt, ratify, and confirm the Credit Agreement and the other Loan Documents, as amended hereby, and its obligations thereunder. The Borrower hereby (a) acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein and (b) represents and warrants to the Lenders that: (i) as of the date hereof, after giving effect to the terms of this First Amendment, all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date as supplemented or subject to such qualifications as are set forth in the applicable Schedule(s) as of the First Amendment Effective Date and (ii) (A) as of the date hereof, after giving effect to this First Amendment, no Default has occurred and is continuing.

4.3 Loan Document. This First Amendment and each agreement, instrument, certificate or document executed by the Borrower or any of its officers in connection therewith are “Loan Documents” as defined and described in the Credit Agreement and all of the terms and provisions of the Loan Documents relating to other Loan Documents shall apply hereto and thereto.

4.4 Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this First Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

4.5 NO ORAL AGREEMENT. THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

4.6 GOVERNING LAW. THIS FIRST AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first written above.

BORROWER:	GENESIS ENERGY, L.P.
By: GENESIS ENERGY, LLC, its general partner

	By:	/s/ Robert V. Deere
	Name:	Robert V. Deere
	Title:	Chief Financial Officer

[Signature Page – First Amendment to Fourth Amended and Restated Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Issuing Bank and a Lender

By:	/s/ Andrew Ostrov
Name:	Andrew Ostrov
Title:	Director

[Signature Page – First Amendment to Fourth Amended and Restated Credit Agreement]

Bank of America, N.A., as Issuing Bank and a Lender

By:	/s/ Michael Clayborne
Name:	Michael Clayborne
Title:	Vice President

[Signature Page – First Amendment to Fourth Amended and Restated Credit Agreement]

BMO Harris Financing, Inc., as a Lender

By:	/s/ Kevin Utsey
Name:	Kevin Utsey
Title:	Director

[Signature Page – First Amendment to Fourth Amended and Restated Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION as a Lender

By:	/s/ Monte E. Deckerd
Name:	Monte E. Deckerd
Title:	Senior Vice President

[Signature Page – First Amendment to Fourth Amended and Restated Credit Agreement]

ABN AMRO Capital USA LLC, as a Lender

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

By:	/s/ David Montgomery
Name:	David Montgomery
Title:	Executive Director

[Signature Page – First Amendment to Fourth Amended and Restated Credit Agreement]

COMPASS BANK, as a Lender

By:	/s/ Blake Kirshman
Name:	Blake Kirshman
Title:	Senior Vice President

[Signature Page – First Amendment to Fourth Amended and Restated Credit Agreement]

Citibank, N.A., as a Lender

By:	/s/ Michael Zeller
Name:	Michael Zeller
Title:	Vice President

[Signature Page – First Amendment to Fourth Amended and Restated Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Dusan Lazarov
Name:	Dusan Lazarov
Title:	Director

By:	/s/ Michael Winters
Name:	Michael Winters
Title:	Vice President

[Signature Page – First Amendment to Fourth Amended and Restated Credit Agreement]

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Jason S. York
Name:	Jason S. York
Title:	Authorized Signatory

[Signature Page – First Amendment to Fourth Amended and Restated Credit Agreement]

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Mark Sparrow
Name:	Mark Sparrow
Title:	Director

[Signature Page – First Amendment to Fourth Amended and Restated Credit Agreement]

SCOTIABANC INC., as a Lender

By:	/s/ J.F. Todd
Name:	J.F. Todd
Title:	Managing Director

[Signature Page – First Amendment to Fourth Amended and Restated Credit Agreement]

Regions Bank, as a Lender

By:	/s/ David Valentine
Name:	David Valentine
Title:	Vice President

[Signature Page – First Amendment to Fourth Amended and Restated Credit Agreement]

AMEGY BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Thomas Kleiderer
Name:	Thomas Kleiderer
Title:	Vice President

[Signature Page – First Amendment to Fourth Amended and Restated Credit Agreement]

Cadence Bank, N.A., as a Lender

By:	/s/ William W. Brown
Name:	William W. Brown
Title:	Senior Vice President

[Signature Page – First Amendment to Fourth Amended and Restated Credit Agreement]

COMERICA BANK, as a Lender

By:	/s/ William Robinson
Name:	William Robinson
Title:	Vice President

[Signature Page – First Amendment to Fourth Amended and Restated Credit Agreement]

Santander Bank, N.A., as a Lender

By:	/s/ Aidan Lanigan
Name:	Aidan Lanigan
Title:	Senior Vice President

By:	/s/ Puiki Lok
Name:	Puiki Lok
Title:	Vice President

[Signature Page – First Amendment to Fourth Amended and Restated Credit Agreement]

SUMITOMO MITSUI BANKING CORPORATION as a Lender

By:	/s/ Shuji Yabe
Name:	Shuji Yabe
Title:	Managing Director

[Signature Page – First Amendment to Fourth Amended and Restated Credit Agreement]

Trustmark Bank, as a Lender

By:	/s/ Michael N. Oakes
Name: Title:	Michael N. Oakes Senior Vice President

[Signature Page – First Amendment to Fourth Amended and Restated Credit Agreement]

EXHIBIT 2.3

See attached.

EXHIBIT I

FORM OF COMPLIANCE CERTIFICATE1

Financial Statement Date:                     ,

To:	Wells Fargo Bank, National Association, as Administrative Agent

Ladies and Gentlemen:

Reference is made to the Fourth Amended and Restated Credit Agreement dated as of June 30, 2014 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), among Genesis Energy, L.P., as borrower (the “Borrower”), Wells Fargo Bank, National Association, as administrative agent, and the lenders party thereto.

The undersigned Financial Officer hereby certifies as of the date hereof that he/she is the                    of the Borrower, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Borrower, and that:

[Use following paragraph 1 for fiscal year-end financial statements]

1. The Borrower has delivered the year-end audited financial statements required by Section 5.01(a)(i) of the Agreement for the fiscal year of the Borrower ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.

2. The Borrower has delivered the year-end unaudited financial statements required by Section 5.01(a)(ii) of the Agreement for the fiscal year of the Borrower ended as of the above date.

[Use following paragraph 1 for fiscal quarter-end financial statements]

1. The Borrower has delivered the unaudited financial statements required by Section 5.01(b)(i) of the Agreement for the fiscal quarter of the Borrower ended as of the above date. Such financial statements fairly present in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries in accordance with GAAP consistently applied as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.

2. The Borrower has delivered the unaudited financial statements required by Section 5.01(b)(ii) of the Agreement for the fiscal quarter ended as of the above date.

[1]	The financial statement certifications certified herein are intended to be reflective of the certifications required under Section 5.01(a) and 5.01(b) of the Credit Agreement. The financial covenant calculations included herein are intended to reflect the components of the financial covenants set forth in Section 6.14. In the event of any conflict or inconsistency between the applicable terms and conditions of the Credit Agreement, on the one hand, and the financial statement certifications and/or financial covenant calculations reflected in this Exhibit J, on the other hand, the terms and conditions of the Credit Agreement shall control.

Exhibit I

3. The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Borrower during the accounting period covered by such financial statements.

4. A review of the activities of the Borrower during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Borrower performed and observed all its obligations under the Loan Documents, and

[select one:]

[during such fiscal period, the Borrower performed and observed each covenant and condition of the Loan Documents applicable to it, and no Default has occurred and is continuing.]

—or—

[during such fiscal period the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]

5. The financial covenant analyses and information set forth on Schedules 1 and 2 attached hereto are true and accurate on and as of the date of this Certificate.

6. [No change in GAAP or in the application thereof has occurred since the date of the audited financial statements referred to in Section 3.04 of the Agreement]

—or—

[The following changes in GAAP or in the application thereof have occurred since the date of the audited financial statements referred to in Section 3.04 of the Agreement and such changes have had the following effects on the financial statements accompanying this Compliance Certificate:]

Exhibit I

IN WITNESS WHEREOF, the undersigned has executed this Compliance Certificate as of                     ,             .

GENESIS ENERGY, L.P.
By: GENESIS ENERGY, LLC, its general partner

By:
Name:
Title:

For the Quarter/Year ended                     (“Statement Date”)

SCHEDULE 1

to the Compliance Certificate

($ in 000’s)

I.	Interest Coverage Ratio.

A.	Adjusted Consolidated EBITDA (Schedule 2) for the four consecutive fiscal quarter period ending on the Statement Date:	$

B.	Consolidated Interest Expense for such period:	$

C.	Consolidated Interest Coverage Ratio (Line I.A / Line I.B):	to 1.00

Minimum required:

Minimum Interest Coverage Ratio
3.00 to 1.00[2]

[2]	During a Permitted Acquisition Period, the minimum Consolidated Interest Coverage Ratio as at the last day of each Test Period shall not be less than 2.75 to 1.00.

II.	Leverage Ratios.

Consolidated Leverage Ratio

A.	Consolidated Total Funded Debt as at the Statement Date:	$

B.	Adjusted Consolidated EBITDA (Schedule 2) for the four consecutive fiscal quarter period ending on the Statement Date:	$

C.	Consolidated Leverage Ratio (Line II.A / Line II.B):	to 1.00

Maximum permitted:

Maximum Consolidated Leverage Ratio
Prior to a Permitted Acquisition Period:	5.00 to 1.00

During a Permitted Acquisition Period:	5.50 to 1.00[3]

Consolidated Senior Secured Leverage Ratio

A.	Consolidated Total Senior Secured Funded Debt as at the Statement Date:	$

B.	Adjusted Consolidated EBITDA (Schedule 2) for the four consecutive fiscal quarter period ending on the Statement Date:	$

C.	Consolidated Senior Secured Leverage Ratio (Line II.A / Line II.B):	to 1.00

Maximum permitted:

Maximum Consolidated Senior Leverage Ratio
Prior to a Permitted Acquisition Period:	3.75 to 1.00
During a Permitted Acquisition Period:	4.25 to 1.00[4]

III.	EBITDA for Pricing.

Adjusted Consolidated EBITDA for purposes of determining Applicable

Margin5 (see Preliminary Adjusted Consolidated EBITDA on Schedule 2):$

[3]	During a Permitted Acquisition Period, the maximum Consolidated Leverage Ratio as at the last day of each Test Period shall not exceed 5.50 to 1.00.
[4]	During a Permitted Acquisition Period, the maximum Consolidated Senior Secured Leverage Ratio as at the last day of each Test Period shall not exceed 4.25 to 1.00.
[5]	Solely for the purpose of determining the Applicable Margin, Adjusted Consolidated EBITDA, as used in calculating Consolidated Leverage Ratio, will be calculated without giving effect to the limitation on cash distributions received by the Borrower and the Restricted Subsidiaries from Joint Ventures consummated after the Effective Date, as set forth in clause (a) of the first proviso set forth in the definition of Adjusted Consolidated EBITDA.

For the Quarter/Year ended                     (“Statement Date”)

SCHEDULE 2

to the Compliance Certificate

($ in 000’s)

		Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Four Fiscal Quarter Period Ended

Consolidated Net Income of the Borrower and its Subsidiaries[6]

+	Interest Expense

+	Federal, state, local income and foreign withholding taxes

+	Depreciation, depletion and amortization expense

+	Deferred or non-cash equity compensation or stock option or similar compensation expense

_	Actual cash payments made with respect to deferred compensation

+	Cash received by the Borrower or any Restricted Subsidiary pursuant to any Direct Financing Lease

+	Transaction Costs[7]

=	Consolidated EBITDA before cash distributions

+	Cash distributions from Unrestricted Subsidiaries[8]

[6]	Determined without giving effect to (without duplication): (a) any extraordinary income or gains, (b) any interest income, (c) any non-cash income (excluding items which represent the reversal of a non-cash charge referred to in clause (e) below of this definition), (d) any extraordinary losses, (e) any non-cash charges or losses (except to the extent that any such non-cash charge or loss would require an anticipated cash payment (or a reserve for an anticipated cash payment) in any future period), including any non-cash expenses relating to impairments and similar write-offs and stock appreciation rights, (f) any gains or losses from sales of assets other than inventory sold in the ordinary course of business, (g) income or losses attributable to Unrestricted Subsidiaries, Joint Ventures, any Person accounted for by the Borrower by the equity method of accounting, or any other Person that is not a Subsidiary or (h) income or losses attributable to Direct Financing Leases.
[7]	Transaction Costs to be added back during the term of the Agreement under this line item shall not exceed 15% of Adjusted Consolidated EBITDA for any applicable period.
[8]	Including loan payments under the NEJD Intercompany Note.

+	Cash distributions from Joint Ventures or the Equity Interests of other Persons

=	Consolidated EBITDA

+	Pro Forma Adjustments (other than Non-Historical Pro Forma Adjustments and Material Project EBITDA Adjustments)

+	Non-Historical Pro Forma Adjustments, as applicable

+	Material Project EBITDA Adjustments, as applicable

=	(Preliminary) Adjusted Consolidated EBITDA

_	Cash distributions from Joint Ventures (except for Joint Ventures (other than Exempted Joint Ventures) consummated on or before the Effective Date) in excess of 25% of (Preliminary) Adjusted Consolidated EBITDA[9]

=	Adjusted Consolidated EBITDA

[9]	Cash distributions received by the Borrower and the Restricted Subsidiaries from all Joint Ventures consummated after the Effective Date (other than Exempted Joint Ventures) shall not account for more than 25% of Adjusted Consolidated EBITDA (as such Adjusted Consolidated EBITDA is calculated from time to time without giving effect to cash distributions from Joint Ventures (other than Exempted Joint Ventures) consummated after the Effective Date), and any excess shall be deemed to not be Adjusted Consolidated EBITDA.